Exhibit 99.1

GoLogiq Signs Definitive Agreement to Acquire Nest Egg for $30 Million, Adding Wealth-Building Platform for Gen Zs and Millennials

New York, NY, Jan. 31, 2023 (GLOBE NEWSWIRE) – GoLogiq, Inc. (OTC:GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has signed a definitive share exchange agreement with Nest Egg Investments, a privately-held company providing a simplified retirement investing app. The all-stock transaction is valued at $30 million.

Nest Egg brings to GoLogiq a streamlined mobile solution for discovering, planning, and automating retirement savings. This will include investment products and services offered by Nest Egg’s subsidiary and FINRA licensed broker dealer, BeyondTrade Securities, which is awaiting its name change to Nest Egg Securities.

Under the terms of the agreement announced earlier this month, Nest Egg has merged with GoLogiq as a wholly owned subsidiary. GoLogiq is issuing Nest Egg shareholders shares of GoLogiq common stock valued at $30 million in exchange for 100% of Nest Egg and its subsidiaries. The transaction is anticipated to be completed within the next few weeks, subject to customary closing terms.

The financial wealth of Millennials and Gen Zs reportedly jumped 25% last year (higher than for Gen Xs and Baby Boomers), and their aggregate assets grew from $2.9 trillion to $3.6 trillion. Given this trend, Bain & Company has projected the wealth management market to double in size and exceed $500 billion by 2030.

However, according to a recent survey, the median age of workers who begin saving for retirement has risen to 27, with 33% currently without any retirement savings plan.

Nest Egg addresses this need and large market opportunity with engaging investor education combined with simplified automated savings and investment tools—all conveniently provided on a secure Android or Apple mobile app. It delivers personalized investment strategies along with a simplified user experience for selecting or building portfolios and automating trade executions.

Nest Egg is backed by Tier 1 partnerships that support its banking and payment services. Nest Egg has established clearing and custody arrangement with Velox Clearing, and has engaged Plaid, a financial services data network that powers fintech tools used by millions of users. These solutions will help Nest Egg users contribute to their IRAs through everyday spending.

The Nest Egg app is presently in beta release and is anticipated to officially launch in the next few months. To support the launch, Nest Egg plans to leverage its affiliation with four other mobile apps that have about 190,000+ active accounts and growing.

The proposed transaction builds upon GoLogiq’s recently announced $320 million definitive merger agreement with GammaRey, a fintech ecosystem for the new digital economy that features a commodity-backed digital currency, digital wallet, and proprietary transaction platform for securities, goods, and services; and $800 million in customer financial assets.

The addition of Nest Egg, which had previously been an acquisition target of GammaRey, will enable GoLogiq to further leverage GammaRey’s fintech ecosystem with offerings that address the high-growth market of wealth management for Generation Z and Millennials.

“We believe our simplified investment app has the potential to help millions of millennials save and invest every day,” stated Trent McKendrick, CEO of Nest Egg who has now joined GoLogiq. “As part of GoLogiq, we expect to benefit from the long-anticipated synergies we had envisioned through partnering with GammaRey.”

GoLogiq interim CEO, Brent Suen, commented: “We welcome Trent and his highly capable and accomplished executive team. As they continue to advance the Nest Egg platform, they will help us realize our vision for a comprehensive fintech platform that supports underserved businesses and consumers across the U.S. and around the world.”

GoLogiq’s existing mobile finance offering is built upon the proven Tech Mahindra/Comviva mobiquity® Pay platform that currently serves more than 130 million customers in more than 45 countries. GoLogiq’s microlending app is powered by the Tech Mahindra/YABX platform that allows it to offer micro and small consumer loans, agent loans, handset loans and airtime credits to customers in emerging markets.

GoLogiq’s ‘hyper-local’ delivery platform was built in-house over two years. Test markets in Jakarta, Indonesia had more than 150,000 customers generating 15,000 deliveries per day. In February 2020, a pilot program was also run with SEA, Ltd (NYSE: SE) involving shared deliveries in the central business district of Jakarta.

GoLogiq anticipates the straightforward integration of its eWallet and a microlending platform with Nest Egg’s customer base will create a strong cash flowing business. Given recent GoLogiq initiatives in SE Asia, it anticipates adding incremental gross profit margins upwards of 30% once fully deployed. The hyper-local delivery platform will be combined with another project that will involve a new target demographic in populous urban areas.

Suen added: “Our strong roots in mobile app development, e-commerce, and bill payment make Nest Egg a great fit, and especially with the addition of GammaRey. We see huge opportunities as we look to integrate the powerful complementary fintech solutions of GoLogiq, Nest Egg, and GammaRey. We anticipate the completion of these transactions will set the stage for strong growth and profitability in the new year.”

While the company believes that the Nest Egg transaction will be completed as agreed, it is dependent on certain closing terms. So, no assurances can be made that the transaction will be completed as described. Additional details about the transaction will be made available in a Form 8-K on www.sec.gov as well in the investor section of GoLogiq’s website.

About Nest Egg

Nest Egg has introduced a simplified retirement investing app for discovering, planning, and automating retirement investment strategies. It offers investment products through its subsidiary, a FINRA-licensed broker dealer that is being renamed as Nest Egg Securities. To learn more, visit www.nestegg.app.

About GoLogiq

GoLogiq Inc. is a US-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics currently focused on Southeast Asia. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform. Visit the company at gologiq.com or follow on twitter: $GOLQ and @gologiq.

GoLogiq Safe Harbor Statement

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our ability to successfully locate and consummate any contemplated strategic transactions, our ability to successfully complete a merger or acquisition with Nest Egg Investments or other entity, any approval of the merger or acquisition with Nest Egg Investments or other entity by the Financial Industry Regulatory Authority (FINRA), the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings.

GoLogiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

GoLogiq Contact:

Brent Suen

Interim CEO

GoLogiq, Inc.

Email Contact

GoLogiq Investor Relations:

Ron Both

CMA Investor Relations

Tel (949) 432-7566

Email contact

GoLogiq Media & ESG Contact:

Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact

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